STEWARD FUNDS, INC.

on behalf of its series

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

Steward Global Equity Income Fund

Steward Covered Call Income Fund

(the “Funds”)

Supplement dated September 25, 2019 to the Currently Effective Prospectus and Statement of Additional Information dated August 1, 2019

This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated August 1, 2019.

A.	The existing disclosure contained in the first paragraph of the “Exchanging Fund Shares” section of the Prospectus is replaced with the following disclosure, effective October 1, 2019:

Subject to the limited exception noted below, you may exchange your shares of a Fund for shares of a different share class of the same Fund or shares of the same share class of a different Fund at a price based on the respective NAVs of each share class, provided that your exchange satisfies the applicable minimum investment and other requirements for the share class and the Fund into which you wish to exchange and such Fund is available for sale in your state. However, exchanges of Class C shares of a Fund for shares of a different share class of the same Fund are not permitted. There is no sales charge or other fee charged on exchanges, but if you exchange Class C shares of a Fund for Class C shares of a different Fund you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares (see above). Please read the information in the Funds’ Prospectus concerning the share class and the Fund into which you wish to exchange. These exchange privileges may be amended or terminated upon 60 days’ notice to shareholders.

B.	The existing disclosure contained in the first paragraph of the “Class C Contingent Deferred Sales Charge (CDSC)” section of the Prospectus is replaced with the following disclosure, effective immediately:

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase. When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC is paid to the Funds’ distributor.

C.	The existing similar disclosure contained in the “Distributor” section of the Statement of Additional Information is replaced with the following disclosure, effective immediately:

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase. When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC is paid to the Funds’ distributor, Crossmark Distributors.

Please retain this Supplement for future reference.